SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report March 31, 1999

                       KINDER MORGAN ENERGY PARTNERS, L.P.
                        KINDER MORGAN OPERATING L.P. "A"
                        KINDER MORGAN OPERATING L.P. "B"
                        KINDER MORGAN OPERATING L.P. "C"
                        KINDER MORGAN OPERATING L.P. "D"
                 KINDER MORGAN NATURAL GAS LIQUIDS CORPORATION
                             KINDER MORGAN CO2, LLC
                       KINDER MORGAN BULK TERMINALS, INC.
           (Exact name of registrants as specified in their charters)

         Delaware             1-11234        76-0380342
         Delaware          333-66931-01      76-0380015
         Delaware          333-66931-02      76-0414819
         Delaware          333-66931-03      76-0547319
         Delaware          333-66931-04      76-0561780
         Delaware          333-66931-05      76-0256928
         Delaware          333-66931-06      76-0563308
         Louisiana         333-66931-07      72-1073113
     (State or other        (Commission    (I.R.S. Employer
       jurisdiction            File         Identification
   of incorporation or        Number)          Number)
      organization)


             1301 McKinney Street, Ste. 3400, Houston, Texas 77010
              (Address of principal executive offices)(zip code)
      Telephone number of registrants, including area code: 713-844-9500

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)   Exhibits


      23.1 Consent of PriceWaterhouseCoopers LLP

      99.1 Balance Sheet of Kinder Morgan G.P., Inc., as of December 31, 1998.





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





                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KINDER MORGAN ENERGY PARTNERS, L.P.
                                    (A Delaware Limited Partnership)
                                    By: KINDER MORGAN G.P., INC.
                                    as General Partner

                                    By: /s/ David G. Dehaemers, Jr.
                                        ----------------------------------------
                                        David G. Dehaemers, Jr.
                                        Vice President, CFO, Treasurer
                                        and Assistant Secretary


                                    KINDER MORGAN OPERATING L.P. "A"
                                    (A Delaware Limited Partnership)
                                    By: KINDER MORGAN G.P., INC.
                                    as General Partner

                                    By:  /s/ David G. Dehaemers, Jr.
                                         ---------------------------------------
                                         David G. Dehaemers, Jr.
                                         Vice President, CFO, Treasurer
                                         and Assistant Secretary



                                    KINDER MORGAN OPERATING L.P. "B"
                                    (A Delaware Limited Partnership)
                                    By: KINDER MORGAN G.P., INC.
                                    as General Partner

                                    By:  /s/ David G. Dehaemers, Jr.
                                         ---------------------------------------
                                         David G. Dehaemers, Jr.
                                         Vice President, CFO, Treasurer
                                         and Assistant Secretary



                                    KINDER MORGAN OPERATING L.P. "C"
                                    (A Delaware Limited Partnership)
                                    By: KINDER MORGAN G.P., INC.
                                    as General Partner

                                    By:  /s/ David G. Dehaemers, Jr.
                                         ---------------------------------------
                                         David G. Dehaemers, Jr.
                                         Vice President, CFO, Treasurer
                                         and Assistant Secretary


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


                                    KINDER MORGAN OPERATING L.P. "D"
                                    (A Delaware Limited Partnership)
                                    By: KINDER MORGAN G.P., INC.
                                    as General Partner

                                    By:  /s/ David G. Dehaemers, Jr.
                                         ---------------------------------------
                                         David G. Dehaemers, Jr.
                                         Vice President, CFO, Treasurer
                                         and Assistant Secretary



                                    KINDER MORGAN NATURAL GAS LIQUIDS
                                    CORPORATION
                                    (A Delaware Corporation)

                                    By:  /s/ David G. Dehaemers, Jr.
                                         ---------------------------------------
                                         David G. Dehaemers, Jr.
                                         Vice President, CFO, Treasurer
                                         and Assistant Secretary



                                    KINDER MORGAN CO2, LLC
                                    (A Delaware Limited Liability Company)
                                    By: KINDER MORGAN OPERATING L.P. "A"
                                    as sole Member
                                    By: KINDER MORGAN G.P., INC.
                                    as General Partner

                                    By:  /s/ David G. Dehaemers, Jr.
                                         ---------------------------------------
                                         David G. Dehaemers, Jr.
                                         Vice President, CFO, Treasurer
                                         and Assistant Secretary



                                    KINDER MORGAN BULK TERMINALS, INC.
                                    (A Louisiana Corporation)

                                    By:  /s/ David G. Dehaemers, Jr.
                                         ---------------------------------------
                                         David G. Dehaemers, Jr.
                                         Vice President, CFO and
                                         Treasurer



Date:   March 31, 1999




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